BlackRock ETF Trust

iShares Health Innovation Active ETF

(the “Fund”)

Supplement dated February 23, 2026 to the Summary Prospectus and the

Prospectus of the Fund, each dated November 28, 2025, as amended or supplemented to date

Effective February 24, 2026, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus and the Prospectus entitled “Summary of Principal Risks” is amended to add the following:

Focus Risk. Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.

The section of the Prospectus entitled “More Information About the Fund — A Further Discussion of Principal Risks” is amended to add the following:

Focus Risk. Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.

Shareholders should retain this Supplement for future reference.

PR2-BMED-0226SUP